SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 15, 2003

                             VILLAGEWORLD.COM, INC.
                             ----------------------
             (Exact name of Registrant as specified in its charter)


                                    New York
                        ---------------------------------
                 (State or other jurisdiction of incorporation)


      0-28058                                       11-3137508
     --------                                       ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)

             110 Ricefield Lane, Hauppauge, New York         11788
             -----------------------------------------------------
   (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (631) 231-2070


              620 Johnson Avenue, Suite 1B, Bohemia, New York 11716
              -----------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM  5.          OTHER  EVENTS
As of October 15, 2003, the Company's subsidiaries, VillageNet, Inc. and Intelligent Computer Solutions, Inc. have ceased operations in preparation for the consummation of the merger of Biometrics 2000 Corporation ("Biometrics") into the Company's wholly owned subsidiary, Biometrics 2000 Acquisition Corporation ("BAC"). The Company is continuing work on certain consulting projects; however, it is anticipated that the operations of the Company following  the  consummation  of  the  merger  will  consist  of  continuing and advancing the business of Biometrics 2000 Corporation, the design, development and distribution of next generation biometric tactile sense access control devices and advanced fingerprint scanner/verifier hardware and software. On October 29, 2003, the Company; BAC, Biometrics and certain shareholders of Biometrics entered into an Agreement and Plan of Merger (the "Agreement") pursuant to which Biometrics is to merge into BAC and the stockholders of BAC will be issued 55% of the issued and outstanding stock of the Company after giving effect to the merger. In addition, pursuant to the Agreement, the Company's certificate of incorporation will be amended to: (i) change the name of the Company from "Villageworld.com, Inc." to "Biometrics 2000 Corporation"; and (ii) increase the Company's authorized capital to 400,000,000 shares of common stock, $0.001 par value per share. The Agreement was approved by the Board of Directors of the Company and stockholders of the Company that represent 58% of the issued and outstanding stock of the Company on BAC on October 29, 2003. The Company is preparing an information statement pursuant to Section 14(c) of the Securities Exchange Act of 1934 with respect to the transactions contemplated by the Agreement.

ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)     Exhibits.
          The following documents are being filed herewith by the Company as exhibits to this Current Report on Form 8-K:

99.1  Press  release  of  the  Company  dated  November  6,  2003.
99.2  Press  release  of  the  Company  dated  November  5,  2003.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          VILLAGEWORLD.COM,  INC.
                                          -----------------------
                                               (Registrant)


Date:  November  6,  2003                     By:          /s/
                                                           ---
                                                Celia  I.  Schiffner
                                                Chief  Financial  Officer


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